Restructuring and Impairment Charges	12 Months Ended
Dec. 31, 2013
Restructuring and Related Activities [Abstract]
RESTRUCTURING AND IMPAIRMENT CHARGES
RESTRUCTURING, IMPAIRMENT AND OTHER CHARGES

2011 Global Plan

During the second half of 2011, the semiconductor and solar industries experienced downturns, of which the downturn in solar was more severe. In December 2011, in order to better align our business to then current and expected market conditions in the semiconductor and solar markets, as well as to improve our overall cost competitiveness and cash flows across all segments, we committed to a series of actions to reduce our global workforce, right size production capacity and accelerate operating cost reductions in 2012 and beyond (the “2011 Global Plan”).  These actions included:

•	Reducing total workforce by approximately 1,400 persons worldwide, representing approximately 20% of the company's employees;

•	Shuttering the company's Merano, Italy polysilicon facility as of December 31, 2011;

•	Reducing production capacity at the company's Portland, Oregon crystal facility and slowing the ramp of the Kuching, Malaysia wafering facility; and

•	Consolidating our solar wafering and solar energy system operations into a single Solar Energy business unit, effective January 1, 2012.

In addition, based on the market capitalization of the company compared to book value and the adverse market conditions, we incurred charges associated with restructuring, impairment of long-lived assets, impairments of goodwill and certain investments, and write-downs of inventory and the realizability of deferred tax assets. The following is a summary of the charges recorded during the year ended December 31, 2011:

In millions	Segment
Type of Charge	Semiconductor Materials	Solar Energy	Corporate	Total	Statement of Operations Classification

Restructuring	$35.6	$303.0	$0.9	$339.5	Restructuring charges
Long-lived asset impairment (see Note 8)	7.4	358.0	—	365.4	Long-lived asset impairment charges
Goodwill impairment (see Note 9)	—	384.1	—	384.1	Goodwill impairment charges
Investment and joint venture impairments (see Note 5)	—	78.9	—	78.9	Other, net and equity in loss of joint ventures
Inventory adjustments and other (see Note 6)	14.2	82.5	—	96.7	Cost of goods sold

During 2011, restructuring charges consisted of $62.1 million of severance and other one-time benefits for employees terminated under the 2011 Global Plan, $226.4 million of estimated liabilities accrued as a result of us canceling or not being able to fulfill the entire purchase obligation for certain supplier contracts and $51.0 million of other related charges. Total cash payments made under the 2011 Global Plan during the year ended December 31, 2011 were $1.8 million. See tables below for cash payments made during the years ended December 31, 2013 and 2012. For additional discussion on the charges associated with the impairment of long-lived assets, impairments of goodwill and certain investments, and write-downs of inventory and the realizability of deferred tax assets, see the respective footnotes noted in the above table.

In addition, during June 2011, we committed to actions to reduce overall manufacturing costs across our global sites, as well as to realign certain general and administrative expenses due to industry and customer specific developments. These actions included relocation of certain operations and reductions in headcount. During the year ended December 31, 2011, we recorded restructuring charges of $6.8 million for severance and other related employee benefits associated with these actions. Cash payments of $9.9 million were made during 2011 that were also related to these actions.

Details of the 2012 expenses, cash payments and expected costs incurred related to the 2011 Global Plan are set out in the following table:

						As of December 31, 2012
In millions	Accrued January 1, 2012	Year-to-date Restructuring Charges (Reversals)	Cash Payments	Currency	Accrued December 31, 2012	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2011 Global Plan
Severance and employee benefits	$60.2	$—	$(27.8)	$(0.7)	$31.7	$63.2	$63.2
Contract termination	260.0	(93.4)	(34.3)	2.2	134.5	164.6	164.6
Other	51.1	(2.1)	(11.9)	1.2	38.3	49.7	49.7
Total	$371.3	$(95.5)	$(74.0)	$2.7	$204.5	$277.5	$277.5

On September 4, 2012, we executed two settlement agreements with Evonik Industries AG and Evonik Degussa SpA ("Evonik"), one of our suppliers, to settle disputes arising from our early termination of two take-or-pay supply agreements in connection with the 2011 Global Plan. One of the original supply agreements also included a provision for the construction and operation of a chlorosilanes plant located on our existing Merano, Italy site for our benefit. Pursuant to the settlement agreements, we will pay Evonik a total of 70.0 million euro, of which 25.0 million euro was paid in 2012 and 45.0 million euro was paid in 2013. The settlement also required our forfeiture of a $10.2 million deposit with Evonik. As a result of these settlement agreements, a favorable adjustment to our 2011 Global Plan accrual was recorded in the third quarter of 2012 resulting in $69.2 million of income within restructuring and impairment on the consolidated statement of operations. Additionally, on December 30, 2012, as part of the settlement with Evonik, we obtained title to the related chlorosilanes plant, which resulted in $31.7 million of income on the consolidated statement of operations in the fourth quarter of 2012.

Details of the 2013 expenses, cash payments and expected costs incurred related to the 2011 Global Plan are set out in the following table:

							As of December 31, 2013
In millions	Accrued January 1, 2013	Year-to-date Restructuring Charges (Reversals)	Cash Payments	Non-Cash Settlements	Currency	Accrued December 31, 2013	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2011 Global Plan
Severance and employee benefits	$31.7	$(10.9)	$(0.3)	$—	$0.8	$21.3	$52.3	$52.3
Contract termination	134.5	0.5	(60.5)	(34.8)	0.5	40.2	165.1	165.1
Other	38.3	(1.1)	(12.4)	(1.6)	1.1	24.3	48.6	48.6
Total	$204.5	$(11.5)	$(73.2)	$(36.4)	$2.4	$85.8	$266.0	$266.0

On August 8, 2013, we entered into a settlement agreement with ReneSola Singapore PTE. LTD (“ReneSola”) relating to the termination of the long-term polysilicon and long-term wafer supply agreement entered on June 9, 2010. This settlement agreement relieved each party of its remaining obligations. In relation to the supply agreement, we made a refundable deposit so that, in the event of a purchase shortfall during the term of the supply agreement, ReneSola could, pursuant to the terms of the supply agreement, apply any remaining deposits toward purchase shortfalls. Prior to the settlement agreement, there was approximately $34.8 million remaining in the refundable deposit. Since ReneSola was entitled to draw down on and retain the remainder of the refundable deposit upon execution of the settlement agreement, we reversed the remaining refundable deposit asset and corresponding customer deposit liability. There was no impact to the consolidated statements of operations as a result of this settlement agreement.
In the fourth quarter of 2013, management concluded the start-up analysis of the Merano, Italy polysilicon facility and determined that, based on recent developments and current market conditions, restarting the facility was not aligned with our business strategy. Accordingly, we have decided to indefinitely close that facility and the related chlorosilanes facility obtained from Evonik. As a result, in the fourth quarter of 2013, we recorded approximately $37.0 million of impairment charges to write down these assets to their current estimated salvage value.

The $11.5 million credit recognized pertaining to the 2011 Global Plan for the year ended December 31, 2013 is primarily the result of a reversal of liabilities related to the costs associated with the Merano, Italy polysilicon and other semiconductor facilities due to settlements of certain contractual obligations and changes in estimates.